                                                                    EXHIBIT 8(b)

                                  M FUND, INC.
                                  ------------

                             PARTICIPATION AGREEMENT
                                      With
                         PACIFIC LIFE INSURANCE COMPANY
                       AND PACIFIC LIFE & ANNUITY COMPANY

     THIS AGREEMENT, made and entered into this 8th day of January 2003, by and among M Fund, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Fund"), M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), M Holdings Securities, Inc., a corporation organized and existing under the laws of the State of Oregon (the "Distributor"), M Life Insurance Company, a life insurance company organized and existing under the laws of the State of California, Pacific Life Insurance Company, a life insurance company organized and existing under the laws of the State of California ("Pacific Life"); on its own behalf and on behalf of each separate account of Pacific Life identified herein, and Pacific Life & Annuity Company, a life insurance company organized and existing under the laws of the State of Arizona ("PL&A" and together with Pacific Life, "Companies" or each separately as "Company"), on its own behalf and on behalf of each separate account of PL&A identified herein.

     WHEREAS, the Fund is a series-type mutual fund offering shares of beneficial interest (the "Fund shares") consisting of one or more series ("Series") of shares ("Series shares"), each such Series share representing an interest in a particular managed portfolio of securities and other assets; and

     WHEREAS, Pacific Life, the Fund, the Advisor and the Distributor are currently parties to a Fund Participation Agreement dated February 7, 2000, as amended on August 7, 2000, and amended on December 11, 2001, and as amended January 2, 2002 (the "Current Agreement"), pursuant to which Fund shares are offered and sold to certain segregated asset accounts to Pacific Life; and

     WHEREAS, the Fund was established for the purpose of serving as an investment vehicle for insurance company separate accounts supporting variable annuity contracts and variable life insurance policies to be offered by insurance companies; and

     WHEREAS, each Company desires that the Fund serve as an investment vehicle for certain separate account(s) of each Company;

     WHEREAS, the Adviser is duly registered as an investment adviser pursuant to the Investment Advisers Act of 1940;

     WHEREAS, the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD").

     NOW, THEREFORE, in consideration of their mutual promises, the Fund, the Adviser, the Distributor and the Companies agree as follows:

ARTICLE I.  Additional Definitions

     1.1. "Account"--each separate account of the respective Company described more specifically in Schedule 1 to this Agreement (as may be amended from time to time).

     1.2. "Business Day"--each day that the Fund is open for business as provided in the Fund Prospectus.

     1.3. "Code"--the Internal Revenue Code of 1986, as amended.

     1.4. "Contracts"--the class or classes of variable annuity contracts and variable life insurance policies issued by the respective Company and described more specifically on Schedule 2 to this Agreement (as may be amended from time to time).

     1.5. "Contract Owners"--the owners of the Contracts, as distinguished from all Product Owners.

     1.6. "NASD"--National Association of Securities Dealers, Inc.

     1.7. "Participating Account"--a separate account investing all or a portion of its assets in the Fund, including the Account.

     1.8. "Participating Insurance Company"--any insurance company investing in the Fund on its behalf or on behalf of a Participating Account, including the Companies.

     1.9. "Products"--variable annuity contracts and variable life insurance policies supported by Participating Accounts investing assets attributable thereto in the Fund, including the Contracts.

     1.10. "Product Owners"--owners of Products, including Contract Owners.

     1.11. "Prospectus"--with respect to the Fund shares or a class of Contracts or interests in the Contracts or Accounts, each version of the definitive prospectus therefore or supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act. With respect to any provision of this Agreement requiring a party to take action in accordance with a Prospectus, such reference thereto shall be deemed to be to the version last so filed prior to the taking of such action. For purposes of Section 4.6 and Article VIII, the term "Prospectus" shall include any statement of additional information incorporated therein.

     1.12. "Registration Statement"--with respect to the Fund shares or a class of Contracts or interests in the Contracts or Accounts, the registration statement filed with the SEC to register the securities issued thereby under the 1933 Act, or the most recently filed amendment thereto, in either case in the form in which it was declared or became effective. The Contracts Registration Statement (if any) is described more specifically on Schedule 2 to this Agreement. The Fund Registration Statement was filed on Form N-1A (File No. 33-95472).

     1.13. "1940 Act Registration Statement"--with respect to the Fund or the Account, the registration statement filed with the SEC to register such person as an investment company under the 1940 Act, or the most recently filed amendment thereto. The Account 1940 Act Registration Statement (if any) is described more specifically on Schedule 2 to this Agreement. The Fund's 1940 Act Registration Statement was filed on Form N-1A (File No. 811-9082).

     1.14. "Statement of Additional Information"--with respect to the Fund or a class of Contracts, each version of the definitive statement of additional information or supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act.

     1.15. "SEC"--the Securities and Exchange Commission.

     1.16. "1933 Act"--the Securities Act of 1933, as amended.

     1.17. "1940 Act"--the Investment Company Act of 1940, as amended.

     1.18. "1934 Act"--The Securities Exchange Act of 1934, as amended


ARTICLE II.  Sale of Fund Shares

     2.1. The Fund shall make shares of those Series listed on Schedule 3 to this Agreement available for purchase by each Company on its own behalf or on behalf of the Account, such purchases to be effected at net asset value in accordance with Section 2.3 of this Agreement. Notwithstanding the foregoing,
(i) Fund Series in existence now or that may be established in the future and not listed on Schedule 3 will be made available to the Companies only as the Adviser may so provide, and (ii) the Board of Directors of the Fund (the "Fund Board") may suspend or terminate the offering of Fund shares of any Series or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Fund Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary or in the best interests of the shareholders of any Series (it being understood that "shareholders" for this purpose shall mean Product Owners).

     2.2. The Distributor agrees to sell to each Company those shares of the Series offered and made available by the Fund and identified on Schedule 3 that a Company orders on its own behalf and on behalf of its Account and agrees to execute such orders on each day on which the Fund calculated its net asset value in accordance with
Section 2.5 of this Agreement.

     2.3. The Fund shall redeem, at a Company's request, any full or fractional shares of the Fund held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with Section 2.4 of this Agreement. Notwithstanding the foregoing, the Fund may delay redemption of Fund shares of any Series to the extent permitted by the 1940 Act or any rules, regulations or orders thereunder.

     2.4. Purchase and Redemption Procedures

          (a) For purposes of Section 2.1, 2.2, and 2.3, the Fund hereby appoints each Company, or its agent, as designee of the Fund for the limited purpose of receiving purchase and redemption requests for shares of the Fund based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions arising out of the Contracts. Receipt of any such request (or relevant transactional information therefor) on any Business Day by a Company, or its agent, as such designee of the Fund prior to the Fund's close of business as defined from time to time in the Fund Prospectus (which as of the date of execution of this Agreement is 4 p.m. Eastern Time) shall constitute receipt by the Fund on that same Business Day, provided that the Fund receives notice of such request by 10:00 a.m. Eastern Time on the next following Business Day.

          (b) Each Company shall pay for shares of each Series on the same day that the Company, or its agent, notifies the Fund of a purchase request for such shares. Payment for Series shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by 11:00 a.m. Eastern Time on the day the Fund is notified of the purchase request for Series shares (unless the Fund determines and so advises the Company, or its agent, that sufficient proceeds are available from redemption of shares of other Series effected pursuant to redemption requests tendered by the Company on behalf of the Account). If federal funds are not received on time, such funds will be invested, and Series shares purchased thereby will be issued, as soon as practicable.

          (c) Payment for Series shares redeemed by the Account or a Company shall be made in federal funds transmitted by wire to the Company or any other designated person on the next Business Day after the Fund is properly notified of the redemption order of Series shares (unless redemption proceeds are to be applied to the purchase of Fund shares of other Series in accordance with Section 2.4(b) of this Agreement), except that the Fund reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act. The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds; the Companies alone shall be responsible for such action.

          (d) Any purchase or redemption requests for Fund shares that do not result directly from transactions relating to the Contracts or the Account shall be effected at the net asset value per share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund Prospectus.

     2.5. The Fund shall use its best efforts to calculate and make the net asset value per share for each Series available to each Company, or its agent, by 6:00 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Series is calculated, and shall calculate such net asset value in accordance with the Fund Prospectus. Neither the Fund, any Series, the Adviser, the Distributor, nor any of their affiliates shall be liable for any information provided to the Companies pursuant to this Agreement to the extent such information is based on incorrect information supplied by the Companies or any other Participating Insurance Company or Qualified Person (as defined in Section 2.9 of this Agreement) to the Fund, the Distributor or the Adviser.

     2.6. The Fund shall furnish notice to each Company, or its agent, (by fax, or telephone followed by written confirmation) as soon as reasonably practicable, and no later than the same day, of any income dividends or capital gain distributions payable on any Series shares. Each Company, on its behalf and on behalf of its Account, hereby elects to receive all such dividends and distributions as are payable on any Series shares in the form of additional shares of that Series. Each Company reserves the right, on its behalf and on behalf of its Account, to revoke this election and to receive all such dividends and distributions in cash. The Fund shall notify the Companies promptly of the number of Series shares so issued as payment of such dividends and distributions.

     2.7. Issuance and transfer of Fund shares shall be by book entry only. Stock certificates will not be issued to the Companies or their Accounts Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

     2.8. (a) Each Company may withdraw its Account's investment in the Fund or a Series of the Fund only: (i) as necessary to facilitate Contract Owner requests; (ii) upon a determination by a majority of the Fund Board, or a majority of disinterested Fund Board members, that an irreconcilable material conflict exists among (x) the interests of all Product Owners or (y) the interests of the Participating Insurance Companies investing in the Fund;
   (iii) upon requisite vote of the Contract Owners having an interest in the affected Series; (iv) as required by state and/or federal laws or regulations or judicial or other legal precedent of general implication; (v) upon sixty
   (60) days advance written notice; (vi) from a Series, upon a change in the Portfolio Manager for that Series; or (vii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act.

          (b) The Companies shall not, without the prior written consent of the Adviser (unless otherwise required by applicable law), solicit, induce or encourage Contract Owners to change or modify the Fund or change the Fund's investment adviser.

     2.9. The Fund and the Distributor shall sell Fund shares only to Participating Insurance Companies and their separate accounts and to persons or plans ("Qualified Persons") that qualify to purchase and hold shares of the Fund under Section 817(h) of the Code. The Fund and the Distributor shall not sell Fund shares to any insurance company, separate account or Qualified Person unless an agreement containing provisions substantially similar to Articles II, V, and VII of this Agreement is in effect to govern such sales (to the extent required in order to comply with the "Exemptive Order" referred to in Section
7.1 below).

ARTICLE III.  Representations and Warranties

     3.1. Pacific Life represents and warrants that: (i) it is an insurance company duly organized, validly existing and in good standing under California insurance law; (ii) the Account is (or will be prior to the purchase by the Company of Fund shares for the Account) a validly existing separate account, duly established and maintained in accordance with applicable law; (iii) the Contracts will be issued in compliance in all material respects with all applicable federal and state laws; (iv) the Contracts currently are and at the time of issuance will be treated as annuity contracts or life insurance policies (including modified endowment contracts), whichever is appropriate, under applicable provisions of the Code; and (v) the Company and its Account qualify (or will qualify prior to the purchase by the Company of Fund shares for the Account) to purchase and hold shares of the Fund under Section 817(h) of the Code.

     3.2. PL&A represents and warrants that: (i) it is an insurance company duly organized, validly existing and in good standing under Arizona insurance law;
(ii) the Account is (or will be prior to the purchase by the Company of Fund shares for the Account) a validly existing separate account, duly established and maintained in accordance with applicable law; (iii) the Contracts will be issued in compliance in all material respects with all applicable federal and state laws; (iv) the Contracts currently are and at the time of issuance will be treated as annuity contracts or life insurance policies (including modified endowment contracts), whichever is appropriate, under applicable provisions of the Code; and (v) the Company and its Account qualify (or will qualify prior to the purchase by the Company of Fund shares for the Account) to purchase and hold shares of the Fund under Section 817(h) of the Code.

     3.3. The Fund represents and warrants that: (i) the Fund is a corporation duly organized, validly existing and in good standing under Maryland law; (ii) the Fund's 1940 Act Registration Statement has been filed with the SEC in accordance with the provisions of the 1940 Act and the Fund is and shall remain duly registered as an open-end management investment company thereunder; (iii) the Fund Registration Statement has been declared effective by the SEC (or will be declared effective before the sale by the Fund of its shares pursuant to this Agreement); (iv) Fund shares sold pursuant to this Agreement have been duly authorized for issuance in accordance with applicable law; (v) the Fund currently qualifies as a "regulated investment company" under Subchapter M of the Code and is and shall remain in compliance with Section 817(h) of the Code; (vi) the Fund's investment policies are in material compliance with any investment restrictions set forth on
Schedule 4 to this Agreement; and (vii) the Fund does and will comply in all material respects with the 1940 Act. The Fund, however, makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) otherwise complies with the insurance laws or regulations of any state.

     3.4. The Adviser represents and warrants that it is and will remain registered in all material respects as an investment adviser under federal and all applicable state securities laws, and shall perform its obligations hereunder in compliance in all material respects with any such applicable state and federal laws. The Adviser represents that it will manage the Fund consistent with the Fund's investment objectives, policies, and restrictions.

     3.5. The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

     3.6. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action, by such party, and, when so executed and delivered, this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

     3.7. The Fund represents and warrants that all of its directors, officers, and employees dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     3.8. Each Company represents and warrants that all of its directors, officers, and employees dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

ARTICLE IV.  Filings, Information and Expenses

     4.1. The Fund shall amend the Fund Registration Statement and the Fund's 1940 Act Registration Statement from time to time as required in order to effect the continuous offering of Fund shares and to maintain the Fund's registration under the 1940 Act for so long as Fund shares are sold. The Fund shall file, register, qualify and obtain approval of the Fund shares for sale under state securities laws to the extent necessary to remain in compliance with state law.

     4.2. Unless other arrangements are made, the Fund shall provide the Companies with: (i) a copy, in camera-ready form or otherwise suitable for printing or duplication, of each Fund Prospectus and any supplement thereto and each Fund Statement of Additional Information and any supplement thereto; and
(ii) copies of the Fund's proxy materials, reports to shareholders, and other communications to shareholders in such quantity as the Companies shall reasonably require for distributing to Contract Owners.

     4.3. The Companies shall amend each Contract's Registration Statement (if any) and the Account's 1940 Act Registration Statement (if any) from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Companies shall file, register, qualify and obtain approval of their respective Contracts for sale to the extent required by applicable insurance and securities laws of the various states.

     4.4. The Companies shall inform the Fund of any investment restrictions imposed by state insurance law that may become applicable to the Fund from time to time as a result of the Account's investment therein (including, but not limited to, restrictions with respect to fees and expenses and investment policies), other than those set forth on Schedule 4 to this Agreement. Upon receipt of such information from the Companies, the Fund shall determine whether it is in the best interests of shareholders to comply with any such restrictions. If the Fund determines that it is not in the best interests of shareholders (it being understood that "shareholders" for this purpose shall mean Product Owners), the Fund shall so inform the Company, and the Fund and the Company shall discuss alternative accommodations in the circumstances. If the Fund determines that it is in the best interests of shareholders to comply with such restrictions, the Fund and the Companies shall amend Schedule 4 to this Agreement to reflect such restrictions.

     4.5. The Companies shall provide Contracts, Contracts and Fund Prospectuses, Contracts and Fund Statements of Additional Information, reports, solicitations for voting instructions including any related Fund proxy solicitation materials, and all amendments or supplements to any of the foregoing, to Contract Owners and prospective Contract Owners, all in accordance with the federal and any applicable state securities laws.

     4.6. The Distributor shall sell and distribute the shares of the Series of the Fund in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rule of Fair Practice, and state law.

     4.7. All expenses incident to each party's performance under this Agreement (including expenses expressly assumed by such party pursuant to this Agreement) shall be paid by such party to the extent permitted by law.

          (a) Expenses assumed by the Fund include, but are not limited to, the costs of: (i) registration and qualification of the Fund shares under the federal securities laws; (ii) preparation and filing with the SEC of the Fund Prospectus, Fund Statement of Additional Information ("SAI"), Fund Registration Statement, Fund proxy materials and shareholder reports, and supplements thereto, and preparation of a camera-ready copy thereof; (iii) preparation of all statements and notices required for the Fund by any federal or state securities law; (iv) printing and mailing to Contract Owners of all Prospectuses, SAI's, proxy materials and reports, and supplements thereto, required to be provided by the Fund to its shareholders; (v) all taxes on the issuance or transfer of Fund shares; and (vi) any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Fund otherwise shall pay no fee or other compensation to the Companies under this Agreement, unless the parties otherwise agree, except that if the Fund or any Series adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses, then payments may be made to the Companies in accordance with such plan. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or in contravention of such rule, although it may make payments pursuant to Rule 12b-1 in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a Board of Directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

          (b) Expenses assumed by each Company include, but are not limited to, the costs of: (i) registration and qualification of the Contracts under the federal and any applicable state securities laws; (ii) preparation and filing with the SEC of the Contracts Prospectus and Contracts Registration Statement; and (iii) preparation and dissemination of all statements and notices to Contract Owners required by any federal or state insurance law other than those paid for by the Fund.

          (c) Expenses assumed by the Distributor include, but are not limited to the costs of printing the Fund Prospectuses and SAI's for use in connection with the sale of the Contracts to prospective Contract owners.

     4.8. Any piece of advertising or sales literature or other promotional material prepared by a Company in which the Fund is named and which will be used by that Company shall be furnished by the Company to the Fund not less than 15 days prior to its use. No such material shall be used without prior written approval of the Fund. The Fund may delegate its rights and responsibilities under this provision to the Adviser or Distributor.

     4.9. Any piece of advertising or sales literature or other promotional material in which a Company or the Account is named and which will be used by the Fund, the Adviser or the Distributor shall be furnished by the Fund, Adviser or the Distributor, as applicable, to that Company not less than 15 days prior to its use. No such material shall be used without prior written approval of the Company.

     4.10. The Companies shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund to the public (including current and prospective Contract owners) in connection with the sale of the Contracts other than the information or representations contained in the Fund Registration Statement or Fund Prospectus (as such Registration Statement or Prospectus may be amended or supplemented from time to time) or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in accordance with Section 4.8 of this Agreement, except with the prior written consent of the Fund.

     4.11. The Fund, the Adviser and the Distributor shall not give any information or make any representations on behalf of the Companies or concerning the Companies, the Account or the Contracts other than the information or representations contained in the Contracts Registration Statement or Contracts Prospectus (as such Registration Statement or Prospectus may be amended or supplemented from time to time) or in published reports of the Account which are in the public domain or approved in writing by the Companies for distribution to Contract Owners, or in sales literature or other promotional material approved in accordance with Section 4.9 of this Agreement except with the prior written consent of the Companies.

     4.12. The Fund and each Company shall provide to the other upon request at least one complete copy of all Registration Statements, Prospectuses, Statements of Additional Information, periodic and other shareholder or Contract Owner reports, proxy statements, solicitations of voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Fund, the Contracts or the Account, as the case may be, promptly after the filing by or on behalf of such party of such document with the SEC or other regulatory authorities.

     4.13. Each party shall provide to the other upon request copies of draft versions of any Registration Statements, Prospectuses, Statements of Additional Information, periodic and other shareholder or Contract Owner reports, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, to the extent that the other party reasonably needs such information for purposes of preparing a report or other filing to be filed with or submitted to a regulatory agency. If a party requests any such information before it has been filed, the other party will provide the requested information if then available and in the version then available at the time of such request.

     4.14. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. However, such access shall not extend to attorney-client privileged information.

     4.15. Each Company reserves the right to modify any of its Contracts in any respect whatsoever. Each Company reserves the right in its sole discretion to suspend the sale of any of its Contracts, in whole or in part, or to accept or reject any application for the sale of a Contract. Each Company agrees to notify the Fund, the Distributor and the Adviser promptly upon the occurrence of any event the Company believes might necessitate a material modification or suspension.

     4.16. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any material constituting sales literature or advertising under the NASD rules, the 1940 Act or the 1933 Act.

ARTICLE V.  Voting of Fund Shares

     5.1. With respect to any matter put to vote by the holders of Fund shares or Series shares ("Voting Shares"), to the extent required by law (including the Exemptive Order referred to in Section 7.1 below) each Company shall:

          (a) solicit voting instructions from Contract Owners to which Voting Shares are attributable;

          (b) vote Voting Shares of each Series attributable to Contract Owners participating in an account in accordance with instructions or proxies timely received from such Contract Owners;

          (c) vote Voting Shares of each Series attributable to Contract Owners participating in an account for which no instructions have been received in the same proportion as Voting Shares of such Series from Contract Owners participating in an account for which instructions have been timely received; and

          (d) vote Voting Shares of each Series held by the Company on behalf of the Account that are not attributable to Contract Owners in the same proportion as Voting Shares of such Series from Contract Owners participating in an account for which instructions have been timely received;

          (e) vote Voting Shares of each series held by the Company on its behalf that are not attributable to Contract Owners in the same proportions as Voting shares of such Series held by the Company's Accounts in the aggregate.

provided, however, that if the SEC changes its interpretations of voting privileges for variable contracts each Company may vote such shares in its own right. Each Company shall be responsible for assuring that voting privileges for the Account are calculated in a manner consistent with the provisions set forth above.

     5.2. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE VI.  Compliance with Code

     6.1. The Fund shall comply with Section 817(h) of the Code, and all regulations issued thereunder and shall notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     6.2. The Fund shall maintain its qualification as a regulated investment company (under Subchapter M of the Code or any successor or similar provision), and shall notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     6.3. Each Company shall maintain the treatment of the Contracts as annuity contracts or life insurance policies, whichever is appropriate, under applicable provisions of the Code and shall notify the Fund, the Distributor and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

ARTICLE VII.  Potential Conflicts

     7.1. The parties to this Agreement acknowledge that the Fund has obtained an order of exemption from the SEC (the "Exemptive Order," File No. 812-9674) granting relief from various provisions of the 1940 Act and the rules thereunder to the extent necessary to permit Fund shares to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and other Qualified Persons (as defined in Section 2.9). The Fund hereby notifies the Company that Contracts Prospectus disclosure regarding potential risks of such mixed and shared funding may be appropriate.

     7.2. The Fund Board shall monitor the existence of any material irreconcilable conflict between the interests of Product Owners. The Fund Board shall promptly inform the Company if it determines that a material irreconcilable conflict exists and the implications thereof.

     7.3. (a) The Companies shall report any potential or existing conflicts promptly to the Fund Board, and in particular whenever Contract Owner voting instructions are disregarded, and recognizes that it shall be responsible for assisting the Fund Board in carrying out its responsibilities in connection with the Exemptive Order. The Companies agree to carry out such responsibilities with a view only to the interests of Contract Owners.

          (b) The Companies shall at least annually submit to the Fund Board such reports, materials or data as the Fund Board may reasonably request so that the Fund Board and the Fund may fully carry out the obligations imposed upon them by the conditions of the Exemptive Order, and such reports, material and data shall be submitted more frequently if deemed appropriate by the Fund Board.

     7.4. If a majority of the Fund Board, or a majority of its directors who are not "interested persons" as defined in the 1940 Act ("Disinterested Directors"), determines that a material irreconcilable conflict exists with regard to Contract Owner investments in the Fund, the Fund Board shall give prompt notice to all Participating Insurance Companies. If the Fund Board determines that a Company is responsible in full or in part for causing or creating said conflict, that Company (and other responsible Participating Insurance Companies) shall at no cost and expense to the Fund, and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include, but shall not be limited to:

          (a) Withdrawing the assets allocable to the Account from the Fund or any Series thereof and reinvesting such assets in a different investment medium, or submitting the question of whether such segregation should be implemented to a vote of all affected Contract Owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity Contract Owners, life insurance Contract Owners, or other Product Owners) that votes in favor of such segregation or offering to the affected Contract Owners the option of making such a change; and

          (b) Establishing a new registered management investment company.

     7.5. If a material irreconcilable conflict arises as a result of a decision by a Company to disregard Contract Owner voting instructions and said decision represents a minority position or would preclude a majority vote by all Contract Owners having an interest in the Fund, that Company may be required, at the Fund Board's election, to withdraw the Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Disinterested Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Adviser and Fund shall continue to accept and implement orders by that

Company for the purchase (and redemption) of shares of the Fund (subject to Section 2.1 above). No charge or penalty will be imposed as a result of such withdrawal.

     7.6. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to a Company conflicts with the majority of other state regulators, then that Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs that Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Disinterested Directors. Until the end of the foregoing six month period, the Adviser and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund (subject to Section 2.1 above).

     7.7. For purposes of this Article, a majority of the Disinterested Directors shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event shall the Fund be required to bear the expense of establishing a new funding medium for any Contract. The Companies shall not be required by this Article to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract Owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Disinterested Directors.

     7.8. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provisions of the 1940 Act or the rules promulgated thereunder with respect to mixed and shared funding on terms and conditions materially different from those contained in the Exemptive Order, then (a) the Fund and/or the Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, or Rule 6e-3, as adopted, as applicable, to the extent such rules are applicable, and (b) Sections 7.2 through 7.7 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

     8.1. Indemnification by the Companies. Each Company shall indemnify and hold harmless the Fund, the Adviser and the Distributor and each person who controls the Fund, the Adviser or the Distributor within the meaning of such terms under the 1933 Act (but not any

Participating Insurance Companies or Qualified Plans) and any officer, trustee, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid with the written consent of that Company in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Contracts Registration Statement, Contracts Prospectus, sales literature or other promotional material for the Contracts or the Contracts themselves (or any amendment or supplement to any of the foregoing), or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Fund, Distributor or Adviser for use in the Contracts Registration Statement, Contracts Prospectus or in the Contracts or sales literature or promotional material for the Contracts (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Fund, the Distributor or the Adviser by or on behalf of the Company; or

          (c) arise out of or are based upon any wrongful conduct of the Company or persons under its control (or subject to its authorization) with respect to the sale or distribution of the Contracts or Fund shares; or

          (d) arise as a result of any failure by the Company to provide the services and furnish the materials or to make any payments as required under this Agreement; or

          (e) arise out of any material breach by the Company of this Agreement.

This indemnification will be in addition to any liability that the Company may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the wilful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.2. Indemnification by the Fund. The Fund shall indemnify and hold harmless each Company and each person who controls the Company within the meaning of such terms under the 1933 Act and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid with the written consent of the Fund in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities are related to the sale or acquisition of the Fund's shares or the Contracts and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of the Company for use in the Fund Registration Statement, Fund Prospectus or sales literature or promotional material for the Fund (or any amendment or supplement to any of the foregoing); or

          (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Contracts Registration Statement, Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by or on behalf of the Fund to the Company; or

          (c) arise out of or are based upon wrongful conduct of the Fund or persons under its control (or subject to its authorization) with respect to the sale of Fund shares; or

          (d) arise as a result of any failure by the Fund to provide the services and furnish the materials required under the terms of this Agreement; or

          (e) arise out of any material breach by the Fund of this Agreement (including any breach of Article VI of this Agreement).

This indemnification will be in addition to any liability that the Fund may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.3. Indemnification by the Adviser. The Adviser shall indemnify and hold harmless each Company and each person who controls the Company within the meaning of such term under the 1933 Act and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid with the written consent of the Adviser in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities are related to the sale or acquisition of the Fund's shares or the Contract and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of the Company to the Fund or the Adviser for use in the Fund Registration Statement, Fund Prospectus or sales literature or promotional material for the Fund (or any amendment or supplement to any of the foregoing); or

          (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Contracts Registration Statement, Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by or on behalf of the Adviser to the Company; or

          (c) arise out of or are based upon wrongful conduct of the Fund or the Adviser with respect to the sale of Fund shares; or

          (d) arise as a result of any failure by the Fund or the Adviser to provide the services and furnish the materials required under the terms of this Agreement; or

          (e) arise out of any material breach by the Fund or the Adviser of this Agreement (including any breach of Article VI of this Agreement).

This indemnification will be in addition to any liability that the Adviser may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.4. Indemnification by the Distributor. The Distributer shall indemnify and hold harmless each Company and each person who controls the Company within the meaning of such term under the 1933 Act and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid with the written consent of the Distributer in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities are related to the sale or acquisition of the Fund's shares or the Contract and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of the Company to the Fund, the Adviser or the Distributor for use in the Fund Registration Statement, Fund Prospectus or sales literature or promotional material for the Fund (or any amendment or supplement to any of the foregoing); or

          (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Contracts Registration Statement, Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by or on behalf of the Distributor to the Company; or

          (c) arise out of or are based upon wrongful conduct of the Fund or the Distributer with respect to the sale of Fund shares; or

          (d) arise as a result of any failure by the Distributor to provide the services and furnish the materials required under the terms of this Agreement; or

          (e) arise out of any material breach by the Distributor of this Agreement (including any breach of Article VI of this Agreement).

This indemnification will be in addition to any liability that the Distributor may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.5. Indemnification Procedures. After receipt by a party entitled to indemnification ("indemnified party") under this Article VIII of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Article VIII ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this Article VIII, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel and to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment against the indemnified party, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     The amount of any indemnification due a Company by the Adviser or the Distributor that is not satisfied by the Adviser or Distributor, respectively, shall be satisfied by making adjustments to one or more of the reinsurance treaties that exist between thatCompany and M Life Insurance Company. The manner in which such adjustments are made shall be reasonably agreed to by that Company and M Life Insurance Company.

     A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

ARTICLE IX.  Applicable Law

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Maryland, without giving effect to the principles of conflicts of law.

     9.2. This Agreement shall be subject to the provisions of the 1933 Act, 1940 Act and Securities Exchange Act of 1934, as amended, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be limited, interpreted and construed in accordance therewith.

ARTICLE X.  Termination

     10.1 This Agreement shall not terminate until the Fund is dissolved, liquidated, or merged into another entity, or, as to any Series of the Fund, the Account no longer invests in that Series. However, certain obligations of, or restrictions on, the parties to this Agreement may terminate as provided in Sections 10.2 and 10.3, and each Company may be required to redeem shares pursuant to Section 10.4 or in the circumstances contemplated by Article VII.

     10.2. Termination of the Fund's Obligation to Sell. The obligation of the Fund and the Distributor to sell shares to a Company pursuant to Article II of this Agreement shall terminate at the option of the Fund or the Distributor upon notice to the Company as provided below:

          (a) the Fund Board has terminated the offering of Fund shares or Series shares pursuant to Section 2.1 of this Agreement; or

          (b) upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Fund shares, or an expected or anticipated ruling, judgment or outcome which would, in the Fund's reasonable judgment, materially impair the Company's ability to meet and perform the Company's obligations and duties hereunder; or

          (c) in the event any of the Contracts or interests in the Contracts or Account, as applicable, are not registered, issued or sold in accordance with applicable federal and/or state law; or

          (d) if the Fund, the Adviser, or the Distributor respectively, shall determine, in their sole judgment exercised in good faith, that either (1) the Company shall have suffered a material adverse change in its business or financial condition since the date of this Agreement or (2) the Company shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of either the Fund, the Adviser or the Distributor; or

          (e) upon the Company's assignment of this Agreement (including, without limitation, any transfer of any Contract or the Account to another insurance company pursuant to an assumption reinsurance agreement) unless the Fund consents thereto; or

          (f) upon termination pursuant to Section 10.1 or notice from the Company pursuant to Section 10.3.

Termination of the Fund's and Distributor's obligation shall take effect immediately upon the giving of such notice upon the occurrence of an event described in clauses (b) or (c) above, and 10 (ten) days after the giving of such notice in all other cases. In exercising its option to terminate its obligation to sell shares to the Company, the Fund and Distributor will continue to make Fund shares available to the extent necessary to permit owners of Contracts in effect on the effective date of such termination (hereinafter referred to as "Existing Contracts") to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts, unless the Existing Contracts are the basis for the termination. In that case, the Fund may nonetheless elect to continue to make Fund shares available for Existing Contracts and if it so elects, shall promptly notify the Company whether the Fund is electing to make Fund shares available after termination.

     10.3. As to each Company. The restrictions on a Company under Section 2.8(a) of this Agreement shall terminate at the option of the Company upon 10 days' notice to the Fund:

          (a) if shares of any Series are not reasonably available to meet the requirements of the Contracts as determined by the Company, and the Distributor or the Fund, after receiving written notice from the Company of such non-availability, fails to make available a sufficient number of Fund shares to meet the requirements of the Contracts within 10 days after receipt thereof; or

          (b) upon institution of formal proceedings against the Fund or the Distributor by the NASD, the SEC or any state securities or insurance commission or any other regulatory body; or

          (c) if the Fund ceases to qualify as a regulated investment company under Subchapter M of the Code, or under any successor or similar provision, or if the Company reasonably believes the Fund may fail to so qualify, and the Fund, upon written request, fails to provide reasonable assurance that it will take action to cure or correct such failure; or

          (d) if the Fund fails to meet the diversification requirements specified in Section 817(h) of the Code and any regulations thereunder, and the Fund, upon written request, fails to provide reasonable assurance that it will take action to cure or correct such failure; or

          (e) if the Fund informs the Company pursuant to Section 4.4 that the Fund will not comply with investment restrictions as requested by the Company, and the Fund and the Company are unable to agree upon any reasonable alternative accommodations; or

          (f) upon receipt by the Company of any necessary regulatory approvals and any necessary vote of the Contract Owners having an interest in the Account (or any subaccount) to substitute the shares of another investment company for the corresponding Series shares of the Fund in accordance with the terms of the Contracts for which those Series shares had been selected to serve as the underlying investment media. The Company will give 30 days' prior written notice to the Fund of the date of any proposed vote or other action taken to replace the Fund's shares; or

          (g) upon a material breach of any provision of this Agreement by either the Fund, the Adviser or the Distributor; or

          (h) if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Adviser or the Distributor has suffered a material adverse change in its business, operations, or financial conditions since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company.

     10.4. Companies Required to Redeem. The parties understand and acknowledge that it is essential for compliance with Section 817(h) of the Code that the Contracts qualify as annuity contracts or life insurance policies, as applicable, under the Code. Accordingly, if any of the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Fund reasonably believes that any such Contracts may fail to so qualify, the Fund shall have the right to require a Company to redeem Shares attributable to such Contracts upon ten (10) days written notice to the Company and the Company shall so redeem such Shares in order to ensure that the Fund complies with the provisions of Section 817(h) of the Code applicable to ownership of Fund Shares. Notice to the Company shall specify the period of time the Company has to redeem the Shares or to make other arrangements satisfactory to the Fund and its counsel, such period of time to be determined with reference to the requirements of

Section 817(h) of the Code. In addition, the Companies may be required to redeem Shares pursuant to action taken or request made by the Fund Board in accordance with an order of the SEC as described in Article VII, or other SEC rule, regulation or order that may be adopted after the date hereof. The Companies agree to redeem Shares in such circumstances and to comply with applicable terms and provisions.

ARTICLE XI.  Applicability to New Accounts and New Contracts

     The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect, as appropriate, changes in or relating to the Contracts, or Series or funding vehicles thereof, additions of new classes of Contracts to be issued by a Company and separate accounts therefor investing in the Fund. The provisions of this Agreement shall be equally applicable to each such class of Contracts, Series and Accounts, effective as of the date of amendment of such Schedule, unless the context otherwise requires.

ARTICLE XII.  Notice, Request or Consent

     Any notice, request or consent to be provided pursuant to this Agreement is to be made in writing and shall be given:

     If to the Fund:

              M Fund, Inc.
              River Park Center
              205 S.E. Spokane Street
              Portland, Oregon  97202
              Attn:  President

     If to the Adviser:

              M Financial Investment Advisers, Inc.
              River Park Center
              205 S.E. Spokane Street
              Portland, Oregon  97202
              Attn:  President

     If to Pacific Life:

              Pacific Life Insurance Company
              700 Newport Center Drive
              Newport Beach, California 92660
              Attn: Variable Regulatory Compliance

     If to PL&A:

              Pacific Life & Annuity Company
              700 Newport Center
              Newport Beach, CA  92660
              Attn: Variable Regulatory Compliance

     If to the Distributor:
              M Holdings Securities, Inc
              River Park Center
              205 SE Spokane Street
              Portland, OR 97202
              Attn: President


or at such other address as such party may from time to time specify in writing to the other party. Each such notice, request or consent to a party shall be sent by registered or certified United States mail with return receipt requested, by overnight delivery with a nationally recognized courier or by electronically transmitted facsimile, and shall be effective upon receipt or three days after mailing.

ARTICLE XIII.  Miscellaneous

     13.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.2. This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same instrument.

     13.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13.4. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as if confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement shall not disclose, disseminate, or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     13.5. The rights, remedies, and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized officer on the date specified below.

                           PACIFIC LIFE INSURANCE COMPANY
                           (Company)

                           By: _____________________________________
                               Name:  Glenn S. Schafer
                               Title: President

                           By: _____________________________________
                               Name:  James T. Morris
                               Title: Executive Vice President


                           PACIFIC LIFE & ANNUITY COMPANY

                           By: _____________________________________
                               Name:  James T. Morris
                               Title: Executive Vice President

                           By: _____________________________________
                               Name:  Diane N. Ledger
                               Title: Vice President


                           M FUND, INC.
                           (Fund)

                           By: _____________________________________
                               Name:  Daniel F. Byrne
                               Title: President


                           M FINANCIAL INVESTMENT ADVISERS, INC.
                           (Adviser)

                           By: _____________________________________
                               Name:  Daniel F. Byrne
                               Title: President


                           M HOLDINGS SECURITIES, INC.

                           By: _____________________________________
                               Name:  Randy O'Connor
                               Title: President

                           M LIFE INSURANCE COMPANY

                           By: _____________________________________
                               Name:  Randy O'Connor
                               Title: Senior VP

                                   Schedule 1

                            Accounts of Pacific Life
                              Investing in the Fund

     Effective as of the date the Agreement was executed, the following separate accounts of the Company are subject to the Agreement:

==============================================================================================================
Name of Account                    Date Established by      SEC 1940 Act             Type of Product
and Subaccounts                    Board of Directors of    Registration Number      Supported by Account
                                   the Company              (if applicable)
--------------------------------------------------------------------------------------------------------------
Pacific Select Exec                May 12, 1988             811-05563                Variable Life Policies
--------------------------------------------------------------------------------------------------------------
   Brandes International Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Turner Core Growth Variable
   Account
--------------------------------------------------------------------------------------------------------------
   Frontier Capital Appreciation
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Clifton Enhanced U.S. Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Business Opportunity Value
   Variable Account
--------------------------------------------------------------------------------------------------------------
Pacific COLI                       July 17, 1992            811-                     Variable Life Policies
--------------------------------------------------------------------------------------------------------------
   Brandes International Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Turner Core Growth Variable
   Account
--------------------------------------------------------------------------------------------------------------
   Frontier Capital Appreciation
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Clifton Enhanced U.S. Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Business Opportunity Value
   Variable Account
--------------------------------------------------------------------------------------------------------------
Pacific COLI II                    October 12, 1998         811-                     Variable Life Policies
--------------------------------------------------------------------------------------------------------------
   Brandes International Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Turner Core Growth Variable
   Account
--------------------------------------------------------------------------------------------------------------
   Frontier Capital Appreciation
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Clifton Enhanced U.S. Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------

==============================================================================================================
Name of Account                    Date Established by      SEC 1940 Act             Type of Product
and Subaccounts                    Board of Directors of    Registration Number      Supported by Account
                                   the Company              (if applicable)
--------------------------------------------------------------------------------------------------------------
   Business Opportunity Value
   Variable Account
--------------------------------------------------------------------------------------------------------------
Pacific COLI III                   October 12, 1998
--------------------------------------------------------------------------------------------------------------
   Brandes International Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Turner Core Growth Variable
   Account
--------------------------------------------------------------------------------------------------------------
   Frontier Capital Appreciation
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Clifton Enhanced U.S. Equity
   Variable Account
--------------------------------------------------------------------------------------------------------------
   Business Opportunity Value
   Variable Account
==============================================================================================================


                   Accounts of Pacific Life & Annuity Company
                              Investing in the Fund

     Effective as of the date the Agreement was executed, the following separate accounts of the Company are subject to the Agreement:

=================================================================================================================
Name of Account                    Date Established by      SEC 1940 Act                Type of Product
and Subaccounts                    Board of Directors of    Registration Number         Supported by Account
                                   the Company              (if applicable)
-----------------------------------------------------------------------------------------------------------------
PL&A Separate Account II           June 8, 2002             811-                        Variable Life Policies
-----------------------------------------------------------------------------------------------------------------
   Brandes International Equity
   Variable Account
-----------------------------------------------------------------------------------------------------------------
   Turner Core Growth Variable
   Account
-----------------------------------------------------------------------------------------------------------------
   Frontier Capital Appreciation
   Variable Account
-----------------------------------------------------------------------------------------------------------------
   Clifton Enhanced U.S. Equity
   Variable Account
-----------------------------------------------------------------------------------------------------------------
   Business Opportunity Value
   Variable Account
=================================================================================================================

Effective as of January 8, 2003, the following separate accounts of the Company are hereby added to this Schedule 1 and made subject to the Agreement:

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 1 in accordance with Article XI of the Agreement.

M FUND, INC.                             PACIFIC LIFE INSURANCE COMPANY

By: ________________________________     By: ___________________________________
    Name:  Daniel F. Byrne                   Name:  Glenn S. Schafer
    Title: President                         Title: President


M FINANCIAL INVESTMENT ADVISERS, INC.    PACIFIC LIFE & ANNUITY COMPANY

By: ________________________________     By: ___________________________________
     Name:  Daniel F. Byrne                  Name:  James T. Morris
     Title: President                        Title: Executive Vice President


M HOLDINGS SECURITIES, INC.              M LIFE INSURANCE COMPANY

By: ________________________________     By: ___________________________________
    Name:  Randy O'Connor                    Name:  Randy O'Connor
    Title: President                         Title: Senior VP

                                   Schedule 2
                                   ----------

                              Classes of Contracts
                         Supported by Separate Accounts
                              Listed on Schedule 1


Effective as of the date the Agreement was executed, the following classes of Contracts are subject to the Agreement:

=============================================================================================================
Policy Marketing Name                   SEC 1933 Act          Name of Supporting Account   Annuity or Life
                                        Registration Number
                                        (if applicable)
=============================================================================================================
Pacific Select Exec                     33-21754              Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Pacific Select Choice                   33-57908              Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Pacific Select Estate Preserver         333-01717             Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Pacific Select Estate Preserver II      333-20355             Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Pacific Select Estate Maximizer         333-14005             Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
M's Versatile Product                   333-61135             Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Custom COLI                                                   Pacific COLI                 Life
-------------------------------------------------------------------------------------------------------------
Custom COLI Rider                                             Pacific COLI                 Life
-------------------------------------------------------------------------------------------------------------
Custom COLI II                                                Pacific COLI II              Life
-------------------------------------------------------------------------------------------------------------
Custom COLI III                                               Pacific COLI III             Life
-------------------------------------------------------------------------------------------------------------
Pacific Select Estate Preserver III     333-01713             Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Pacific Select Estate Preserver IV      333-20355             Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Pacific Select Estate Preserver V       333-65458             Pacific Select Exec          Life
-------------------------------------------------------------------------------------------------------------
Magnastar                                                     PL&A Separate Account II     Life
=============================================================================================================

Effective as of January 8, 2003, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

============================================================================================================
Policy Marketing Name      SEC 1933 Act Registration   Name of Supporting Account  Annuity or Life
                           Number
                           (if applicable)
============================================================================================================
                           33-
------------------------------------------------------------------------------------------------------------
                           33-
------------------------------------------------------------------------------------------------------------
                           33-
============================================================================================================


IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.                             PACIFIC LIFE INSURANCE COMPANY


By: ________________________________      By: __________________________________
    Name:  Daniel F. Byrne                    Name:  Glenn S. Schafer
    Title: President                          Title: President


M FINANCIAL INVESTMENT ADVISERS, INC.     PACIFIC LIFE & ANNUITY COMPANY

By: ________________________________      By: __________________________________
    Name:  Daniel F. Byrne                    Name:  Names T. Morris
    Title: President                          Title: Executive Vice President


M HOLDINGS SECURITIES, INC.               M LIFE INSURANCE COMPANY

By: ________________________________      By: __________________________________
    Name:  Randy O'Connor                     Name:  Randy O'Connor
    Title: President                          Title: Senior VP

                                   Schedule 3
                                   ----------

                          Fund Series and Other Funding
                            Vehicles Available Under
                             Each Class of Contracts

Effective as of the date the Agreement was executed, the following Fund Series and other Funding Vehicles are available under the Contracts:

===============================================================================================
Contract Marketing Name        Fund Series                           Other Funding Vehicles
-----------------------------------------------------------------------------------------------
M Fund                         Brandes International Equity Fund     Pacific Select Fund
-----------------------------------------------------------------------------------------------
M Fund                         Turner Core Growth Fund               Pacific Select Fund
-----------------------------------------------------------------------------------------------
M Fund                         Frontier Capital Appreciation Fund    Pacific Select Fund
-----------------------------------------------------------------------------------------------
M Fund                         Enhanced U.S. Equity Fund             Pacific Select Fund
-----------------------------------------------------------------------------------------------
M Fund                         Business Opportunity Value Fund       Pacific Select Fund
===============================================================================================

Effective as of January 2, 2002, this Schedule 3 is hereby amended to reflect the following changes in Fund Series and other funding vehicles:

================================================================================================
Contract Marketing Name        Fund Series                            Other Funding Vehicles
------------------------------------------------------------------------------------------------
M Fund                         Brandes International Equity Fund      Pacific Select Fund
------------------------------------------------------------------------------------------------
M Fund                         Turner Core Growth Fund                Pacific Select Fund
------------------------------------------------------------------------------------------------
M Fund                         Frontier Capital Appreciation Fund     Pacific Select Fund
------------------------------------------------------------------------------------------------
M Fund                         Clifton Enhanced U.S. Equity Fund      Pacific Select Fund
------------------------------------------------------------------------------------------------
M Fund                         Business Opportunity Value Fund        Pacific Select Fund
================================================================================================


IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 3 in accordance with Article XI of the Agreement.

M FUND, INC.                             PACIFIC LIFE INSURANCE COMPANY


By: ________________________________     By: ___________________________________
    Name:  Daniel F. Byrne                   Name:  Glenn S. Schafer
    Title: President                         Title: President


M FINANCIAL INVESTMENT ADVISERS, INC.   PACIFIC LIFE & ANNUITY COMPANY

By: ________________________________    By: ____________________________________
    Name:  Daniel F. Byrne                  Name:  James T. Morris
    Title: President                        Title: Executive Vice President


M HOLDINGS SECURITIES, INC.             M LIFE INSURANCE COMPANY

By: ________________________________    By: ____________________________________
    Name:  Randy O'Connor                   Name:  Randy O' Connor
    Title: President                        Title: Senior VP

                                   Schedule 4
                                   ----------

                             Investment Restrictions
                             Applicable to the Fund

Effective as of the date the Agreement was executed, the following investment restrictions are applicable to the Fund:

Foreign Country Diversification Guidelines to be followed by each portfolio of a Separate Account are as follows:

An International or Global Portfolio will invest in the securities of issuers domiciled or primarily traded in at least three different foreign countries at all times, and may not invest more than 50% of the Portfolio's assets in any one second tier country or more than 25% of the Portfolio's assets in any one third tier country. First tier countries are: Australia, Canada, France, Germany, Japan, the United Kingdom, and the United States. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. The Portfolio is not subject to any limit upon investment in issuers domiciled or primarily traded in the United States.

Borrowed Guidelines to be followed by each portfolio of a Separate Account are as follows:

A Portfolio may leverage its assets by borrowing amounts equivalent to no more than 33?% of its total assets. For purposes of this limitation, entering into a reverse repurchase agreement shall be considered a "borrowing".

Effective as of January 8, 2003, this Schedule 4 is hereby amended to reflect the following changes:



IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 4 in accordance with Article XI of the Agreement.


M FUND, INC.                             PACIFIC LIFE INSURANCE COMPANY

By: ________________________________     By: ___________________________________
    Name:  Daniel F. Byrne                   Name:  Glenn S. Schafer
    Title: President                         Title: President


M FINANCIAL INVESTMENT ADVISERS, INC.    PACIFIC LIFE & ANNUITY COMPANY

By: ________________________________     By: ___________________________________
    Name:  Daniel F. Byrne                   Name:  James T. Morris
    Title: Executive Vice President          Title: President


M HOLDINGS SECURITIES, INC.              M LIFE INSURANCE COMPANY

By: ________________________________     By: ___________________________________
    Name:  Randy O'Connor                    Name:  Randy O'Connor
    Title: President                         Title: Senior VP

Effective as of February 21, 2003, the following classes of Contracts are hereby
                -----------------
added to this Schedule 2 and made subject to the Agreement:

=============================== =========================== =========================== ============================
Policy Marketing Name           SEC 1933 Act                Name of Supporting          Annuity or Life
                                Registration Number         Account
                                (if applicable)
=============================== =========================== =========================== ============================
Pacific Select Performer 500    333-102902                  Pacific Select Exec         Life
------------------------------- --------------------------- --------------------------- ----------------------------
                                33-
------------------------------- --------------------------- --------------------------- ----------------------------
                                33-
=============================== =========================== =========================== ============================

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.                                   PACIFIC LIFE INSURANCE COMPANY


By: /s/ Daniel F. Byrne                        By: /s/ Glenn S. Schafer
    ------------------------------                 -----------------------------
Name:  Daniel F. Byrne                         Name:  Glenn S. Schafer
Title: President                               Title: President


M FINANCIAL INVESTMENT ADVISERS, INC.          PACIFIC LIFE & ANNUITY COMPANY


By: /s/ Daniel F. Byrne                        By:  /s/ James T. Morris
    ------------------------------                  ----------------------------
Name:  Daniel F. Byrne                         Name:  James T. Morris
Title: President                               Title: Executive Vice President


M HOLDINGS SECURITIES, INC.                    M LIFE INSURANCE COMPANY


By: /s/ Bridget McNamara                       By:  /s/ Daniel F. Byrne
    ------------------------------                  ----------------------------
Name:  Bridget McNamara                        Name:  Daniel F. Byrne
Title: President                               Title: Senior VP